SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                         --------------------

                              Form 8-K/A
                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                  Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):    October 5, 1997


                         Caliber System, Inc.

        (Exact name of registrant as specified in its charter)


       Ohio                  0-10716                  34-1365496
 (State or Other         (Commission File           (IRS Employer
   Jurisdiction               Number)            Identification Number)
of Incorporation)

  3925 Embassy Parkway, Akron, Ohio                             44333
(Address of principal executive offices)                      (Zip Code)


                            (330) 665-5646
         (Registrant's telephone number, including area code)

                                 None
    (Former Name or Former Address, if Changed Since Last Report)

                             INTRODUCTION

     Caliber System, Inc. ("Caliber") hereby amends and supplements its Current Report on Form 8-K (the "Form 8-K"), originally filed on October 9, 1997 with respect to, among other things, the Agreement and Plan of Merger (the "Merger Agreement") dated October 5, 1997 among Federal Express Corporation, Caliber System, Inc., Fast Holding Inc., Fast Merger Sub Inc. and Tires Merger Sub Inc.

     Item 5 of the Form 8-K is hereby amended and supplemented by adding the following text at the end thereof:

     Attached as Exhibit 99.3 is corrected page 51 of the Merger
Agreement, marked to show such corrections.

Item 7(c)Exhibits

     Item 7(c) of the Form 8-K is hereby amended and supplemented by adding the following text thereto:

     99.3 Corrected page 51 of the Agreement and Plan of Merger dated October 5, 1997 among Federal Express Corporation, Caliber System, Inc., Fast Holding Inc., Fast Merger Sub Inc. and Tires Merger Sub Inc., marked to show such corrections.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         CALIBER SYSTEM, INC.
                                             (Registrant)


Date:  October 16, 1997                By:   /s/ John E. Lynch
                                              ---------------------
                                                  (Signature)

                                         Name: John E. Lynch
                                         Title: Vice President, General
                                                Counsel and Secretary

                             EXHIBIT INDEX


Exhibit        Description



*99.1 Press release dated October 6, 1997 announcing the signing of an agreement pursuant to which Caliber
               System, Inc. will be acquired by Federal Express
               Corporation.

*99.2 Agreement and Plan of Merger dated October 5, 1997 among Federal Express Corporation, Caliber System,
               Inc., Fast Holding Inc., Fast Merger Sub Inc. and Tires Merger Sub Inc.

99.3 Corrected page 51 of the Agreement and Plan of Merger dated October 5, 1997 among Federal Express
               Corporation, Caliber System, Inc., Fast Holding Inc., Fast Merger Sub Inc. and Tires Merger Sub Inc., marked to show such corrections.









*  Previously filed